SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  March 23, 1998

                            R&B FALCON CORPORATION
             (Exact name of registrant as specified in its charter)

       Delaware                    1-13729                 76-0544217
     (State or other             (Commission            (I.R.S. Employer
     jurisdiction of             File Number)          Identification No.)
     incorporation)

                      901 Threadneedle, Houston, TX   77079
              (Address of principal executive offices)   (Zip Code)

  Registrant's telephone number, including area code  (281) 496-5000


  Item 7. Financial Statements and Exhibits

    (c)  Exhibits

             Exhibit 99 - Press Release dated March 23, 1998 - R&B Falcon
                          Corporation announces unregistered $1 billion debt offering.


                                    SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                      R&B FALCON CORPORATION

                                      By  /s/R. F. Fulton
                                          ------------------------
                                          R. F. Fulton
                                          Executive Vice President


  Dated: March 25, 1998